Rydex ETF Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX ETF TRUST

Supplement dated September 29, 2017 to the currently effective Summary Prospectuses, Statutory Prospectuses (collectively, the “Prospectuses”) and Statements of Additional Information (together, the “SAIs”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAIs and should be read in conjunction with the Prospectuses and SAIs.

Guggenheim Investments announced on September 28, 2017 that it has entered into a definitive agreement to sell its exchange-traded funds business, including each series (collectively, the “Funds”) of Rydex ETF Trust (the “Trust”), to Invesco Ltd. (“Invesco”), a leading global investment management company (the “Transaction”). As a result, Security Investors, LLC, the investment adviser to the Funds, expects to propose to the Trust’s Board of Trustees (the “Board”) that it approve the reorganization of the Funds into newly organized exchange-traded funds advised by an affiliate of Invesco (the “Reorganization”). If approved by the Board, shareholders of the Funds will receive a proxy statement for a special meeting of shareholders for the purpose of voting on the Reorganization. The proxy statement, when available, will describe the Transaction and the Reorganization in detail, as well as the Board’s considerations in approving the Reorganization.

The Transaction is expected to close in the second quarter of 2018. However, the closing of the Transaction is subject to various terms and conditions, including certain regulatory matters and approval of the Reorganization by the Trust’s Board and Fund shareholders, and, therefore, may be delayed or even terminated due to unforeseen circumstances.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.